EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Pattern Energy Board of Directors Reiterates Recommendation that Stockholders Vote
“FOR” Proposed Canada Pension Plan Investment Board Transaction

SAN FRANCISCO – February 19, 2020 – Pattern Energy Group Inc. (Nasdaq and TSX: PEGI) ("Pattern Energy" or the "Company") today announced that the Company’s Board of Directors (the “Board”) reiterated its recommendation that stockholders vote “FOR” the proposals relating to the Company’s pending transaction with Canada Pension Plan Investment Board (“CPP Investments”) at the upcoming Special Meeting.

The Company issued the following statement:

The Pattern Energy Board firmly believes that proceeding with the transaction, which provides stockholders with significant, immediate and certain value, is advisable and is in the best interest of the Company and its stockholders.

Assertions on Pattern Energy’s potential standalone price absent the CPP Investments transaction are speculative and down-play a number of key factors, including:

•	The CPP Investments transaction monetizes Pattern Energy’s growth prospects, including realizing the value of Pattern Development 2.0, at an attractive value.

•
If it were to proceed standalone, the Company would need to raise substantial equity in the public market to execute on its growth plan. The Company has historically traded at a material discount to peers, which has made raising accretive equity challenging.

•	In light of historic volatility in the sector, a short-term spike in prices should not be viewed as a reliable basis for predicting long-term value.

The Board also believes unique events at certain other renewable energy companies have elevated their stock prices. For example, in January, Brookfield Renewable announced it was acquiring the remaining stake in TerraForm Power it did not already own, and Clearway Energy’s stock moved based on rumors of a settlement with PG&E debt holders. In February, Innergex Renewable Energy Inc. announced a strategic partnership with Hydro-Québec.

The CPP Investments transaction is the result of a robust process led by a Special Committee of the Pattern Energy Board, which considered multiple alternatives to the Company’s standalone plan. As part of the process, the Special Committee of the Board retained independent legal and financial advisors, engaged in contact with or received indications of interest from 10 separate parties and received a fairness opinion with respect to the CPP Investments transaction. The financial advisors on behalf of the Special Committee of the Board also contacted 16 additional potential bidders as part of the “go-shop” period under the merger agreement. Each party that was contacted either did not respond or notified Pattern Energy that, after further review, it would not be interested in pursuing a potential transaction with Pattern Energy.

The Board therefore continues to recommend that stockholders vote “FOR” the proposals relating to the CPP Investments transaction at the Special Meeting.

Pattern Energy continues to expect the transaction to close by the second quarter of 2020, subject to Pattern Energy stockholder approval, receipt of the required regulatory approvals, and other customary closing conditions.

Evercore and Goldman Sachs & Co. LLC are acting as independent financial advisors to Pattern Energy’s Special Committee of the Board, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as independent legal counsel to the Special Committee of the Board.

About Pattern Energy

Pattern Energy Group Inc. (Pattern Energy) is an independent power company listed on the Nasdaq Global Select Market and Toronto Stock Exchange. Pattern Energy has a portfolio of 28 renewable energy projects with an operating capacity of 4.4 GW in the United States, Canada and Japan that use proven, best-in-class technology. For more information, visit www.patternenergy.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and "forward-looking information" within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "plan," "predict," "project," "forecast," "guidance," "goal," "objective," "prospects," "possible" or "potential," by future conditional verbs such as "assume," "will," "would," "should," "could" or "may," or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation, (1) risks related to the consummation of the Merger, including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the Merger Agreement, (c) the parties may fail to secure other applicable regulatory approvals, including from the Federal Energy Regulatory Commission, and (d) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company's common stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company's business, operating results or stock price may suffer, (b) the Company's current plans and operations may be disrupted, (c) the Company's ability to retain or recruit key employees may be adversely affected, (d) the Company's business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company's management's or employees' attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company's ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company's ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading "Risk Factors" in Part I, Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission ("SEC") and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This press release may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company has filed a definitive proxy statement with the SEC and Canadian securities regulatory authorities and mailed the definitive proxy statement and proxy card to each stockholder entitled to vote at the special meeting relating to the proposed Merger. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY HAS FILED AND MAY FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors are able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC's website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement and the filings incorporated by reference therein may also be obtained, without charge, by contacting the Company's Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company's directors and executive officers is available in its annual proxy statement and definitive proxy statement related to the proposed transaction filed with the SEC and Canadian securities regulatory authorities on April 23, 2019 and February 4, 2020, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is also contained in the definitive proxy statement and other relevant materials filed with the SEC and Canadian securities regulatory authorities. These documents can be obtained free of charge from the Company from the sources indicated above.

SOURCE Pattern Energy Group Inc.

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